UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2014

CANNABIS KINETICS CORP.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-179390	99-0372219
(Commission File Number)	(IRS Employer Identification No.)

3240 W 71st Ave, Unit 5

Westminster CO 80030

 (Address of Principal Executive Offices, Zip Code)

720-319-5602

 (Registrant's Telephone Number, Including Area Code)

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

On June 6, 2014 Cannabis Kinetics Corp. (the "Company") filed a Current Report on Form 8-K (the "June 6th Form 8-K") disclosing the change in its accountant. This report amends and restates in its entirety the June 6th Form 8-K to provide additional information regarding the dismissal of Sadler, Gibb & Associates, LLC.

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 2, 2014, Cannabis Kinetics Corp. (the “Registrant”) formally informed Sadler, Gibb & Associates, LLC ("Sadler Gibb") that it was terminating Sadler Gibb as the Registrant’s independent registered public accounting firm. On May 30, 2014, the Registrant retained  MaloneBailey, LLP (“MaloneBailey”) as its principal independent accountants. The decision to terminate the services of Sadler Gibb and retain MaloneBailey as the principal independent accountants was approved by the Registrant’s Board of Directors.

The Termination of Sadler Gibb

Sadler Gibb was the independent registered public accounting firm for the Registrant from February 1, 2013 until June 2, 2014. None of Sadler Gibb's reports on the Registrant’s financial statements for the year ended November 30, 2013 or for the year ended November 30, 2012(a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Sadler Gibb, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Sadler Gibb served as the Registrant’s principal independent accountants.

During our two most recent fiscal years and the subsequent interim period preceding the termination of Sadler Gibb we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Sadler Gibb would have caused it to make reference to the subject matter of the disagreement in connection with its report.

However, the report of Sadler Gibb dated March 13, 2014 on our financial statements for November 30, 2013 and 2012 and the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended and for the cumulative period from September 14, 2010 (date of inception) through November 30, 2013 in the Annual Report on Form 10-K contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided Sadler Gibb with a copy of this disclosure and has requested that Sadler Gibb furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from Sadler Gibb addressed to the Securities and Exchange Commission dated June 11, 2014 is filed as Exhibit 16.2 to this Current Report on Form 8-K.

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The Engagement of MaloneBailey

Prior to May 30, 2014, the date that MaloneBailey was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult MaloneBailey regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by MaloneBailey that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult MaloneBailey regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.2	Letter, dated June 11, 2014, from Sadler, Gibb & Associates, LLC to the Securities and Exchange Commission.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS KINETICS CORP.

Date: June 11, 2014	By	/s/ Eric Hagen
Name: Eric Hagen Title: President and Chief Executive Officer

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